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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):      October 20, 2005



                              VIGNETTE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                  000-25375               74-2769415
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)




            1301 South MoPac Expressway, Austin, Texas    78746
             (Address of principal executive offices)   (Zip Code)


   Registrant's telephone number, including area code:      (512) 741-4300



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.     Results of Operations and Financial Condition

     On October 20, 2005, Vignette Corporation (the "Company") issued a press release announcing its preliminary financial results for the respective three and nine month period ended September 30, 2005, and certain other information. A copy of the press release is attached as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

In the press release furnished herewith in Exhibit 99.1, the Company provides preliminary financial results for the second quarter that do not take into consideration certain one-time charges that are unusual in nature and unlikely to impact results of operations going forward. Management believes these non-GAAP financial measures assist management and investors in evaluating, and comparing from period to period, results for ongoing operations in a more meaningful and consistent manner while also highlighting more meaningful trends in the results of operations.

This document contains forward-looking statements that involve risks and uncertainties concerning the company, including the company's expected performance for the fourth quarter 2005, the company's strategy going forward including the debut of Vignette Enterprise Compliance and Vignette Enterprise Learning. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. These risks and uncertainties include, among others, the company's ability to attract and retain existing and/or new customers; the company's ability to issue new products or releases of solutions that meet customers' needs or achieve acceptance by the company's customers; changes to current accounting policies which may have a significant, adverse impact upon the company's financial results; the introduction of new products by competitors or the entry of new competitors on the company's products; the company's ability to preserve its key strategic relationships; the company's ability to hire and retain key employees; and economic and political conditions in the US and abroad. All of these factors may result in significant fluctuations in the company's quarterly operating results and/or its ability to sustain or increase its profitability. More about potential factors that could affect the company's business and financial results is included in Vignette's Form 10-K for the year ended December 31, 2004, which is on file with the SEC and available at the SEC's website at www.sec.gov. Vignette is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document.



Item 9.01.     Financial Statements and Exhibits

       (c) Exhibits.

       Number            Description
       ------            -----------
       99.1              Vignette Corporation Press Release issued on October
                         20, 2005 announcing the preliminary financial results for the three and nine month period ended September 30, 2005.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VIGNETTE CORPORATION


Date: October 20, 2005                     By:   /s/ Thomas E. Hogan
                                                 -------------------
                                                 Thomas E. Hogan
                                           President and Chief Executive Officer